LAMB WESTON HOLDINGS, INC. 2026 INDUCEMENT STOCK PLAN (as Amended and Restated as of July 13, 2026) SECTION 1. NAME AND PURPOSE 1.1 Name. The name of the plan shall be the Lamb Weston Holdings, Inc. 2026 Inducement Stock Plan (the “Plan”). 1.2 Purpose of Plan. The purpose of the Plan is to provide awards as an inducement material to certain employees of the Company who are entering into employment with the Company or any of its Subsidiaries and to encourage stock ownership by such individuals, thereby aligning their interests with those of the Company’s stockholders. This Plan is intended to comply with Rule 303A.08 of the New York Stock Exchange Listed Company Manual, which provides an exception to the New York Stock Exchange’s shareholder approval requirement for the issuance of securities with respect to grants to employees of the Company as an inducement material to such individuals entering into employment with the Company, and shall be administered and interpreted consistent with such intent. SECTION 2. DEFINITIONS 2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below: (a) “Act” means the Securities Exchange Act of 1934, as amended. Any reference to a particular section of the Act shall include all successor sections and shall also be deemed to include all related regulations, rules and interpretations. (b) “Agreement” means the agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee that sets forth the terms and conditions of one or more Awards granted to a Participant under the Plan. An Agreement may be in any electronic medium, may be limited to a notation on the books and records of the Company and, unless otherwise determined by the Committee, need not be signed by a representative of the Company or a Participant. (c) “Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Performance Share or Other Stock-Based Award granted under the Plan, including Awards combining two or more types of the foregoing Awards in a single grant. (d) “Board” means the board of directors of Lamb Weston Holdings, Inc. (e) “Change of Control” has the meaning set forth in Section 11.5.

- 2 - (f) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a particular section of the Code shall include all successor sections and shall also be deemed to include all related regulations, rules and interpretations. (g) “Committee” means the Compensation and Human Capital Committee of the Board or a group of directors consisting solely of a majority of the members of the Board who meet the requirements for independence under the New York Stock Exchange Listed Company Manual. (h) “Company” means Lamb Weston Holdings, Inc., a Delaware corporation (and any successor thereto) and its Subsidiaries. (i) “Director” means a person who is serving as a member of the Board and who is not an Employee. (j) “Effective Date” means February 2, 2026. (k) “Employee” means any employee of the Company or a Subsidiary. (l) “Fair Market Value” means, on any date, the closing price of the Stock as reported on the New York Stock Exchange (or on such other recognized market or quotation system on which the trading prices of the Stock are principally traded or quoted at the relevant time) on such date. In the event that there are no Stock transactions reported on such exchange (or such other system) on such date, Fair Market Value means the closing price on the immediately preceding date on which Stock transactions were so reported. The Committee is authorized to adopt another Fair Market Value pricing method, provided such method is stated in the Agreement, and is in compliance with the fair market value pricing rules set forth in Code Section 409A. (m) “Incumbent Board” has the meaning set forth in Section 11.5(a). (n) “Option” means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan, an Option will be a Nonqualified Stock Option. (o) “Other Stock-Based Award” means an award of a share of Stock, a unit of Stock or the right to receive Stock to a Participant that is denominated or payable in, valued in whole or in part by reference to, or is otherwise based on or related to the Fair Market Value of, a share of Stock, in each case subject to such terms and conditions as the Committee may determine. (p) “Participant” means a person who is selected by the Committee to receive benefits under the Plan and (i) who was not previously a Director or an Employee or was previously an Employee and is returning to the Company or a Subsidiary following a bona fide period of non-employment and (ii) for whom the grant of an

- 3 - award under the Plan will be a material inducement to the person’s decision to enter into the employment of the Company or a Subsidiary. (q) “Performance Share” means an Award for which the grant, issuance, retention, vesting and/or settlement is subject to the satisfaction of one or more of the performance criteria established by the Committee, if applicable. (r) “Plan” means this Lamb Weston Holdings, Inc. 2026 Inducement Stock Plan, as in effect from time to time. (s) “Restricted Stock” means a share of Stock granted to a Participant subject to such restrictions as the Committee may determine. (t) “Restricted Stock Unit” means the right to receive or vest with respect to one or more shares of Stock (or as otherwise determined by the Committee), subject to such terms and conditions as the Committee may establish. (u) “Stock” means the Common Stock of Lamb Weston Holdings, Inc., par value $1.00 per share, or any security into which such common stock may be changed by reason of any transaction or event of the type referred to in Section 5.3 of the Plan. (v) “Stock Appreciation Right” or “SAR” means the right, subject to such terms and conditions as the Committee may determine, to receive an amount in cash or Stock, or a combination of the foregoing, as determined by the Committee, equal to the excess of (i) the aggregate Fair Market Value, as of the date such SAR is exercised, of the number shares of Stock covered by the SAR being exercised over (ii) the aggregate exercise price of such SAR. (w) “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture, limited liability company, or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company. (x) “Voting Power” means, at any time, the combined voting power of the then-outstanding securities entitled to vote generally in the election of members of the Board in the case of Lamb Weston Holdings, Inc., or members of the board of directors or similar body in the case of another entity. 2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

- 4 - SECTION 3. ELIGIBILITY AND PARTICIPATION The only persons eligible to participate in the Plan are Employees who satisfy the standards for inducement grants under Rule 303A.08 of the New York Stock Exchange Listed Company Manual. A person who previously served as an Employee or Director will not be eligible to receive Awards under the Plan, other than following a bona fide period of non- employment. SECTION 4. POWERS OF THE COMMITTEE 4.1 Committee Members. Subject to Section 4.4, the Plan shall be administered by the Committee. 4.2 Power to Grant. The Committee shall determine the Participants to whom Awards shall be granted, the type or types of Awards to be granted, the number of shares of Stock subject to each Award, and the terms and conditions of any and all such Awards. The Committee may establish different terms and conditions for different types of Awards, for different Participants receiving the same type of Awards, and for the same Participant for each Award such Participant may receive, whether or not granted at different times. 4.3 Administration. The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions deemed necessary or advisable to protect the interests of the Company, and to make all other determinations necessary or advisable for the administration and interpretation of the Plan and Agreements in order to carry out its provisions and purposes. In addition, the Committee is authorized to take any action it determines in its sole discretion to be appropriate subject only to the express limitations contained in the Plan and the requirements for inducement awards under the New York Stock Exchange, and no authorization in any Plan section or other provision of the Plan or an Agreement is intended or may be deemed to constitute a limitation on the authority of the Committee. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons. 4.4 Delegation by Committee. To the full extent permitted by law and the requirements for inducement awards under the New York Stock Exchange, the Committee may, at any time and from time to time, delegate its authority provided herein. 4.5 Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws in other countries in which the Company operates or has employees, the Committee, in its sole discretion, shall have the power and authority to (a) determine which Participants (if any) employed by the Company outside the United States are eligible to participate in the Plan, (b) modify the terms and conditions of any Awards made to such Participants, and (c) establish subplans and modified Option exercise procedures and other

- 5 - Award terms and procedures to the extent such actions may be necessary or advisable. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of the Plan as then in effect unless the Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company. SECTION 5. STOCK SUBJECT TO PLAN 5.1 Maximum Number. (a) Subject to the provisions of Sections 5.3 and 5.4 and the share counting rules set forth below, the number of shares of Stock available for Awards under the Plan (plus dividend equivalents paid with respect to Awards made under the Plan) may not exceed 1,538,000 shares of Stock. (b) The aggregate number of shares of Stock available under Section 5.1(a) will be reduced by one share of Stock for every one share of Stock subject to an Award granted under the Plan. The shares to be delivered under the Plan may consist, in whole or in part, of treasury Stock or authorized but unissued Stock not reserved for any other purpose. 5.2 Cancelled, Terminated, Forfeited or Surrendered Awards. Any shares of Stock subject to an Award that for any reason is cancelled, terminated or forfeited, or that lapses, expires, or becomes unexercisable for any other reason, or is settled for cash (in whole or in part), will, to the extent of such cancellation, termination, forfeiture, lapse, expiration, unexercisability or cash settlement, again be available for Awards under the Plan; provided, however, that the following shares of Stock may not again be made available for issuance of Awards under the Plan: (a) shares used to pay the exercise price of an outstanding Award, (b) shares used to pay withholding taxes related to an Award, and (c) shares not issued or delivered as a result of the net share settlement of an outstanding SAR. Stock reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options will not be added to the aggregate number of shares of Stock available under Section 5.1(a) above. 5.3 Adjustments. The Committee shall make or provide for such adjustments in the terms and conditions of Awards granted hereunder as the Committee, in its sole discretion, exercised in good faith, determines is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from any change in corporate capitalization (such as a stock split, reverse stock split, stock dividend, combination of shares, recapitalization or other change in the capital structure of the Company), or any corporate transaction such as a reorganization, reclassification, merger, consolidation, combination or separation (including a spin-off, split-off, spin-out, split-up), partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities of the Company, or sale or other disposition by the Company of all or a portion of its assets, or any other change in the Company’s corporate structure, or any distribution to stockholders (other than a cash dividend that is not an extraordinary cash dividend), or any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event or

- 6 - in the event of a Change of Control, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all Awards so replaced in a manner that complies with Code Section 409A. In addition, for each Option or SAR with an exercise price greater than the consideration offered in connection with any such transaction or event described in this Section 5.3 or a Change of Control, the Committee may in its sole discretion elect to cancel such Option or SAR without any payment to the person holding such Option or SAR. The Committee shall also make or provide for such adjustments in the number of and kind of shares of Stock and amounts of cash (and related provisions) specified in Section 5 of the Plan as the Committee in its sole discretion, exercised in good faith, determines is appropriate to reflect any transaction or event described in this Section 5.3. Notwithstanding the foregoing, in no event shall this Section 5.3 be construed to permit a modification (including a replacement) of an Option or SAR if such modification either: (a) would result in accelerated recognition of income or imposition of additional tax under Code Section 409A; or (b) would cause the Option or SAR subject to the modification (or cause a replacement Option or SAR) to be subject to Code Section 409A, provided that the restriction of this clause (b) shall not apply to any Option or SAR that, at the time it is granted or otherwise, is designated as being deferred compensation subject to Code Section 409A. Any adjustment by the Committee shall be conclusive and binding for all purposes of the Plan. 5.4 Dividend Equivalent Rights. No dividends or dividend equivalents shall be paid on Options or SARs. The Committee may at the time of the grant of a Restricted Stock, Restricted Stock Unit or Performance Share Award or Other Stock-Based Award provide that any dividends declared on such Stock, or that dividend equivalents, be (a) accumulated for the benefit of the Participant and paid to the Participant only after the expiration of any restrictions (and, for purposes of clarity, dividend equivalents or other distributions on Stock underlying Awards with restrictions that lapse as a result of the achievement of one or more performance goals will be deferred until and paid contingent upon the achievement of the applicable performance goals) or (b) not paid or accumulated. SECTION 6. STOCK OPTIONS 6.1 Grant of Options. Options may be granted to Participants at such time or times as shall be determined by the Committee. Options granted under the Plan may only be Options that do not or are not intended to qualify as “incentive stock options” (“Nonqualified Stock Options”). Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Stock to which the Option pertains, the exercisability (if any) of the Option, including in the event of death, retirement, disability, termination of employment, or Change of Control, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. 6.2 Option Price. Subject to adjustments to an exercise price permitted pursuant to Section 5.3, Nonqualified Stock Options granted pursuant to the Plan shall have an exercise price that is not less than the Fair Market Value on the date the Option is granted.

- 7 - 6.3 Exercise of Options. Options awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, subject to the Committee’s right to accelerate the exercisability of such Option in its discretion. Notwithstanding the foregoing, no Option shall be exercisable for more than ten years after the date on which it is granted. In addition, the Committee may provide in any Agreement for the automatic exercise of an Option upon such terms and conditions as established by the Committee. 6.4 Payment. The Committee shall establish procedures governing the exercise of Options, which shall require that notice of exercise be given and that the Option exercise price be paid in full in cash or cash equivalents, including by personal check, at the time of exercise or pursuant to any arrangement that the Committee shall approve (as long as such arrangement does not conflict with the Company’s global ethics policy, as may be in force and effect from time to time. An Option Award may also provide for the exercise price to be payable (a) by the actual or constructive transfer to the Company of shares of Stock owned by the Participant having a value at the time of exercise equal to the total Option exercise price, (b) subject to any conditions or limitations established by the Committee, by the withholding of shares of Stock otherwise issuable upon exercise of the Option pursuant to a “net exercise” arrangement (it being understood that, solely for purposes of determining the number of treasury shares held by the Company, the shares of Stock so withheld will not be treated as issued and acquired by the Company upon such exercise) or (c) by a combination of such methods of payment. Subject to applicable law, the Committee may also permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon the exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any withholding taxes resulting from such exercise. The Committee may approve other methods of payment. As soon as practicable after receipt of a notice of exercise and full payment of the exercise price, the Company shall deliver to the Participant, either by electronic means or by stock certificate or certificates, the acquired shares of Stock. 6.5 No Reload Grants. Options shall not be granted under the Plan in consideration for the delivery of Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other Option or SAR. SECTION 7. STOCK APPRECIATION RIGHTS 7.1 SARs In Tandem with Options. SARs may be granted to Participants in tandem with any Option granted under the Plan, either at or after the time of the grant of such Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Each SAR granted in tandem with an Option shall only be exercisable to the extent that the corresponding Option is exercisable, and shall terminate upon termination or exercise of the corresponding Option. Upon the exercise of any SAR granted in tandem with an Option, the corresponding Option shall terminate.

- 8 - 7.2 Other SARs. SARs may also be granted to Participants separately from any Option, subject to such terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. 7.3 SAR Price. Subject to adjustments to an exercise price permitted pursuant to Section 5.3, SARs granted pursuant to the Plan shall have an exercise price which is not less than the Fair Market Value on the date the SAR is granted. 7.4 Exercise of SARs. SARs awarded to a Participant under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions as the Committee may impose, and the Committee may provide for the earlier exercisability or continued vesting of such SARs, including in the event of the retirement, death or disability of the Participant or a Change of Control. Notwithstanding the foregoing, no SAR shall be exercisable for more than ten years after the date on which it is granted. In addition, the Committee may provide in any Agreement for the automatic exercise of a SAR upon such terms and conditions as established by the Committee. 7.5 Payment. The Committee shall establish procedures governing the exercise of SARs, which shall require that notice of exercise be given and that the Participant satisfy any tax withholding requirements resulting from such exercise as provided in Section 11.4. As soon as practicable after receipt of a notice of exercise and full payment of any withholding taxes, the Company shall deliver to the Participant (i) either by electronic means or by stock certificate or certificates the acquired shares of Stock or (ii) the cash payment, as specified in the applicable Agreement. 7.6 No Reload Grants. SARs shall not be granted under the Plan in consideration for the delivery of Stock to the Company in payment of the exercise price and/or tax withholding obligation under any other SAR or Option. SECTION 8. RESTRICTED STOCK; OTHER STOCK-BASED AWARDS; CERTAIN LIMITATIONS ON AWARDS 8.1 General. Restricted Stock, Restricted Stock Units, Other Stock-Based Awards, and Performance Shares may be granted to Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan, as shall be determined by the Committee. Each grant of an Award under this Section 8 shall be evidenced by an Agreement that shall specify the terms and conditions of the Award not inconsistent with the Plan as the Committee shall determine. 8.2 Grant of Restricted Stock. Each grant of Restricted Stock shall be subject to such restrictions, which may relate to continued employment with the Company, performance of the Company or the Participant, or other restrictions, as the Committee may determine. The Committee may provide for the earlier termination of such restrictions or continued vesting, including in the event of the retirement, death or disability of the Participant or a Change of Control.

- 9 - 8.3 Other Stock-Based Awards, General. Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive or vest with respect to, one or more shares of Stock (or the equivalent cash value of such Stock) upon the completion of a specified period of service, the occurrence of an event, and/or the attainment of one or more performance objectives. Such Other Stock-Based Awards may include Restricted Stock Units, Performance Shares, and Stock awards permitted under Section 8.1. Notwithstanding anything to the contrary contained in the Plan, any grant of an Award under this Section 8.3 may provide for the earning or vesting (or continued vesting) of, or earlier elimination of restrictions applicable to, such Other Stock-Based Award, including in the event of the retirement, death or disability of the Participant or a Change of Control. (a) Restricted Stock Unit. Settlement of a Restricted Stock Unit upon expiration of the deferral or vesting period shall be made in Stock or otherwise as determined by the Committee. (b) Performance Shares, Performance Goals and Awards Generally. Each grant of Performance Shares shall be (and each grant of any other Award may be) subject to the satisfaction of one or more of the performance goals established by the Committee with respect to the performance period established by the Committee. After the applicable performance period has ended, the Committee shall determine if all or any portion of the Performance Share Award (or such other Award, if applicable) is earned by a Participant. The earned portion of a Performance Share Award may be paid out in shares of Stock or cash, or a combination of the foregoing, as the Committee may determine. The Committee may, in its sole discretion, establish and define any performance measures underlying a performance goal with respect to an Award. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the performance goals unsuitable, the Committee may in its discretion modify such performance goals or the acceptable levels of achievement, in whole or in part, as the Committee deems appropriate and equitable. SECTION 9. [RESERVED] SECTION 10. AMENDMENT, MODIFICATION, AND TERMINATION OF PLAN 10.1 General. The Board or the Committee may from time to time amend, modify or terminate any or all of the provisions of the Plan, subject to the provisions of this Section 10.1. No amendment or termination shall be adopted or effective if it would result in accelerated recognition of income or imposition of additional tax under Code Section 409A or, except as otherwise provided in the amendment, would cause amounts that were not otherwise subject to Code Section 409A to become subject to Code Section 409A. Except as specifically provided in the Plan or except to the minimum extent necessary to comply with applicable law, no

- 10 - amendment or modification of the Plan shall materially and adversely affect the rights of any Participant with respect to a previously granted Award without the written consent of the Participant. 10.2 Amendment of Agreement. (a) If permitted by Code Section 409A, the Committee may, at any time, amend the terms of outstanding Awards in a manner not inconsistent with the terms of the Plan; provided, however, that except as provided in Section 11.5 or Section 5.3, or except to the minimum extent necessary to comply with applicable law, if such amendment is materially adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment. To the extent not inconsistent with the terms of the Plan, the Committee may, at any time, amend the terms of an outstanding Award in a manner that is not unfavorable to the Participant without the consent of such Participant. (b) Except for adjustments as provided in Section 5.3, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs, or cancel outstanding Options or SARs in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs, without approval of the Company’s stockholders. The immediately preceding sentence is intended to prohibit the repricing of “underwater” Options and SARs and will not be construed to prohibit the adjustments provided for in Section 5.3. 10.3 Detrimental Activity and Recapture Provisions. All Awards shall be subject to the Committee’s right to cancel such Awards and/or to impose forfeitures to the extent required under Section 304 of the Sarbanes-Oxley Act of 2002. Subject to other or different terms and conditions as may be specified in an Agreement, if the Committee determines that a present or former Employee or Director has (a) used for profit or disclosed to unauthorized persons, confidential or trade secrets of the Company, (b) breached any contract with or violated any fiduciary obligation to the Company, or (c) engaged in any conduct that the Committee determines is injurious to the Company, the Committee may cause that Employee or Director to forfeit his or her outstanding Awards under the Plan. Any Agreement (or any part thereof) may provide for the cancellation or forfeiture of an award or the forfeiture and repayment to the Company of any gain or earnings related to an award, or other provisions intended to have a similar effect, upon such terms and conditions as may be determined by the Committee in accordance with (a) any Company clawback or recoupment policy or policies as adopted from time to time, including any policy that is adopted to comply with the requirements of any applicable laws, rules, regulations, stock exchange listing standards or otherwise (in each case, the “Clawback Policy”), or (b) any applicable laws that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, including as required by the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or other applicable laws, rules, regulations, or stock exchange listing standards, as may be in effect from time to time, and which may operate to create additional rights for the Company with respect to awards and the recovery of amounts relating thereto. By accepting

- 11 - awards under the Plan, the Participants consent to be bound by the terms of the Clawback Policy, if applicable, and agree and acknowledge that they are obligated to cooperate with, and provide any and all assistance necessary to, the Company in its efforts to recover or recoup any award, any gains or earnings related to any award, or any other amount paid under the Plan or otherwise subject to clawback or recoupment pursuant to such laws, rules, regulations, stock exchange listing standards or Company policy. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from the Participant of any such amounts, including from the Participant’s accounts or from any other compensation, to the extent permissible under Code Section 409A. SECTION 11. MISCELLANEOUS PROVISIONS 11.1 Nontransferability of Awards. Except as otherwise provided by the Committee, no Awards granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. In no event will any Award granted under the Plan be transferred for value. 11.2 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries (who may be named contingent or successively) to whom any benefit under the Plan is to be paid or by whom any right under the Plan is to be exercised in case of his or her death. Each designation will revoke all prior designations by the same Participant and will be effective only when filed in writing with the Company during the Participant’s lifetime. In the absence of any such designation, Awards outstanding at death may be exercised by the Participant’s surviving spouse, if any, or otherwise by the Participant’s estate. 11.3 No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employ of the Company. No individual shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards. 11.4 Tax Withholding. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all withholding tax requirements on any Award under the Plan, and the Company may defer issuance of Stock until such requirements are satisfied. Unless not permitted by the Committee at the time of the grant of an Award or thereafter, a Participant may elect, subject to Committee approval and such conditions as the Committee shall impose, including conditions and restrictions intended to comply with securities laws and any Company policies regarding trading in securities, to satisfy any tax withholding requirements (a) by having shares of Stock otherwise issuable under the Plan withheld by the Company or by delivering to the Company previously acquired shares of Stock, in each case having a Fair Market Value sufficient to satisfy all or part of the Participant’s applicable withholding tax obligation associated with the transaction, or (b) by remitting cash or a check. Unless not permitted by the Committee at the time of grant of an Award or thereafter, and subject to any rules established by the Company, the Participant shall be able to satisfy

- 12 - additional tax withholding above the statutory minimum applicable withholding amounts by delivering to the Company previously acquired shares of Stock or by having shares of Stock otherwise issuable under the Plan withheld by the Company, in each case with a Fair Market Value equal to the additional withholding amounts; provided, however, that the Participant shall not be entitled to deliver such additional shares if it would cause adverse accounting or tax consequences for the Company. 11.5 Change of Control. For purposes of the Plan, except as may be otherwise prescribed by the Committee in an Agreement, a “Change of Control” will be deemed to have occurred upon the occurrence of any of the following events: (a) Individuals who, as of the Effective Date of the Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any person becoming a member of the Board subsequent to the effective date of the Plan whose election, or nomination for the election by the Company’s stockholders, was approved by a vote of at least a majority of the Board members then comprising the Incumbent Board shall be, for purposes of this Section 11.5(a), considered as though such person were a member of the Incumbent Board as of the effective date of the Plan; (b) Consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the Voting Power of the reorganized, merged or consolidated entity; (c) Any person becomes the beneficial owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person, any securities acquired directly from the Company or its affiliates) representing 30% or more of the Voting Power of the Company’s then outstanding securities; (d) A liquidation or dissolution of the Company; or (e) The sale of all or substantially all of the assets of the Company. 11.6 Special Rule Related to Securities Trading Policy. The Company has established (or may from time to time establish) a securities trading policy (the “Policy”) relative to disclosure and trading on inside information as described in the Policy. Under the Policy, certain Employees and Directors are or may be prohibited from trading Stock or other securities of the Company except during certain “window periods” as described in the Policy. If, under the terms of an Agreement, the last day on which an Option or SAR can be exercised falls on a date that is not, in the opinion of counsel to the Company, within a window period permitted by the Policy, the applicable exercise period shall automatically be extended by this Section 11.6 until the second business day of, in the opinion of counsel to the Company, a window period under the Policy, but in no event beyond the expiration date of the Options or SARs. The Committee shall interpret and apply the extension automatically provided by the preceding sentence to ensure

- 13 - when possible without extending the exercise period beyond the expiration date that in no event shall the term of any Option or SAR expire except during a window period. 11.7 Agreements with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe. Each grant of an Award to a Participant shall be evidenced by an Agreement in such form as is determined by the Committee (or, subject to applicable law, its designee pursuant to Section 4.4) setting forth the terms and conditions of such Award. 11.8 Company Intent. The Company intends that the Plan and any grants hereunder comply in all respects with Rule 16b-3 under the Act, and any ambiguities or inconsistencies in the construction of the Plan or Agreements shall be interpreted to give effect to such intention. 11.9 Unfunded Plan. The Plan shall be unfunded. Bookkeeping accounts may be established with respect to Participants who are granted Awards under the Plan, but any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards. 11.10 Fractional Shares. The Company shall not be required to issue any fractional shares of Stock pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash. 11.11 Code Section 409A. Unless the Committee expressly determines otherwise, Awards are intended to be exempt from Code Section 409A as stock rights or short-term deferrals and, accordingly, the terms of any Awards shall be construed and administered to preserve such exemption (including with respect to the time of payment following a Change of Control). To the extent that Code Section 409A applies to a particular Award granted under the Plan (notwithstanding the preceding sentence), then the terms of the Award shall be construed and administered to permit the Award to comply with Code Section 409A, including, if necessary, by delaying the payment of any Award payable upon separation from service to a Participant who is a “specified employee” (as defined in Code Section 409A and determined consistently for all Company arrangements that are subject to Code Section 409A), for a period of six months and one day after such Participant’s separation from service (as defined in Code Section 409A, but treating the Company as constituting a single service recipient unless the Committee timely provides otherwise). In the event anyone is subject to income inclusion, additional interest or taxes, or any other adverse consequences under Code Section 409A (“Non- compliance”), then neither the Company, the Committee, the Board nor its or their employees, designees, agents or contractors shall be liable to any Participant or other persons in connection with any Non-compliance. 11.12 Requirements of Law. The granting of Awards and the issuance of shares of Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or securities exchanges as may be required. Each Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of shares of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with,

- 14 - the grant of an Award or the issuance of Stock, no Awards shall be granted or payment made or shares of Stock issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee. Nothing in this Plan, an Agreement or otherwise (a) limits the Participant’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Sarbanes-Oxley Act of 2002) or (b) prevents the Participant from providing, without prior notice to the Company, information (including documents) to governmental authorities or agencies regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities or agencies regarding possible legal violations (for purpose of clarification, the Participant is not prohibited from providing information (including documents) voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Act). 11.13 Effective Date/Termination. The Plan will be effective as of the Effective Date. No Award shall be granted under the Plan on or after the tenth anniversary of the Effective Date, or such earlier date as may be determined by the Board or the Committee, but all grants made prior to such date will continue in effect thereafter subject to the terms thereof and of the Plan. No termination of the Plan shall adversely affect any Award previously granted. 11.14 Governing Law. The Plan, and all Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.